UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2002 (June 25, 2002)

CONEXANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

4311 Jamboree Road
Newport Beach, California 92660-3095
(Address of principal executive offices) (Zip code)

(949) 483-4600
(Registrant’s telephone number, including area code)

Item 5. Other Events
SIGNATURES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Unaudited Pro Forma Condensed Consolidated Statement of Operations

Item 5. Other Events

This Amendment No. 2 to Current Report on Form 8-K/A supplements and amends the Current Report on Form 8-K dated July 1, 2002, as amended by Amendment No. 1 to Current Report on Form 8-K/A dated July 10, 2002, of Conexant Systems, Inc. (“Conexant”) to provide the Unaudited Pro Forma Condensed Consolidated Financial Information of Conexant at pages F-1 through F-7 of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)

Date: July 29, 2002	By	/s/ Balakrishnan S. Iyer

Balakrishnan S. Iyer Senior Vice President and Chief Financial Officer

Date: July 29, 2002	By	/s/ J. Scott Blouin

J. Scott Blouin Senior Vice President and Chief Accounting Officer

3

Conexant Systems, Inc.
Unaudited Pro Forma Condensed Consolidated
Financial Information

On June 25, 2002, Conexant Systems, Inc. (“Conexant”) completed the distribution to Conexant shareowners of outstanding shares of Washington Sub, Inc. (“Washington”), a wholly-owned subsidiary of Conexant to which Conexant contributed its wireless communications business, other than certain assets and liabilities (together, the “Spin-off Transaction”). Immediately thereafter, Washington merged with and into Alpha Industries, Inc. (“Alpha”), with Alpha the surviving corporation (the “Merger”). As a result of the Spin-off Transaction and the Merger, Conexant shareowners received 0.351 of a share of Alpha common stock for each Conexant share held and continued to hold their Conexant shares.

Upon completion of the Merger, Alpha purchased Conexant’s semiconductor assembly, module manufacturing and test facility located in Mexicali, Mexico and Conexant’s Package Design Team that supports the Mexicali facility for $150 million. As consideration for the purchase, Alpha and a subsidiary of Alpha delivered to Conexant promissory notes for $150 million guaranteed by Alpha and certain Alpha subsidiaries and secured by substantially all the assets of Alpha. For financial accounting purposes, the sale of the Mexicali operations by Conexant to Alpha has been treated as if Conexant had contributed the Mexicali operations to Washington as part of the Spin-off Transaction, and the $150 million purchase price has been treated as a return of capital to Conexant.

Effective June 26, 2002, Alpha changed its name to Skyworks Solutions, Inc.

The following Unaudited Pro Forma Condensed Consolidated Financial Information of Conexant gives effect to the Spin-off Transaction and the Merger (including the sale of the Mexicali operations). The historical financial information of Conexant set forth below has been derived from the historical audited and unaudited consolidated financial statements of Conexant included in its annual report on Form 10-K for the year ended September 30, 2001 and its quarterly report on Form 10-Q for the quarter ended March 31, 2002. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 includes pro forma adjustments giving effect to the Spin-off Transaction and the Merger as if they had occurred on that date. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended September 30, 2001, 2000 and 1999 and for the six months ended March 31, 2002 include pro forma adjustments giving effect to the Spin-off Transaction and the Merger as if they had occurred as of October 1, 1998.

The Unaudited Pro Forma Condensed Consolidated Financial Information is provided for informational purposes only and does not purport to present the consolidated financial position or results of operations of Conexant had the Spin-off Transaction and the Merger occurred on the dates specified, nor is it necessarily indicative of the consolidated financial position or results of operations of Conexant that may be expected in the future. The Unaudited Pro Forma Condensed Consolidated Financial Information should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the consolidated financial statements and notes thereto included in Conexant’s annual report on Form 10-K for the year ended September 30, 2001 and its quarterly report on Form 10-Q for the quarter ended March 31, 2002.

Conexant Systems, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2002
(in thousands)

	Historical	Pro forma		Pro forma
	Conexant	adjustments		Conexant

ASSETS
Current assets:
Cash and cash equivalents	$151,790	$—		$151,790
Short-term investments	108,276	—		108,276
Refundable deposits	150,000	—		150,000
Receivables, net	107,811	(35,348	)(2)	72,463
Notes receivable from Skyworks	—	150,000	(3)	150,000
Inventories	99,423	(36,461	)(1)	62,962
Deferred income taxes	68,368	—		68,368
Other current assets	57,426	(1,949	)(1)	54,271
		(1,206	)(2)
Current assets of discontinued operations	—	36,554	(2)	36,554

Total current assets	743,094	111,590		854,684
Property, plant and equipment, net	298,737	(157,083	)(1)	141,654
Goodwill and intangible assets, net	1,072,231	(51,585	)(1)	1,020,646
Deferred income taxes	194,289	—		194,289
Other assets	149,549	(3,968	)(1)	145,581

Total assets	$2,457,900	$(101,046)		$2,356,854

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$121,709	$(4,236	)(2)	$117,473
Deferred revenue	17,042	(2	)(1)	17,040
Accrued compensation and benefits	59,750	(16,511	)(1)	43,239
Other current liabilities	89,350	(18,700	)(1)	70,650
Current liabilities of discontinued operations	—	4,236	(2)	4,236

Total current liabilities	287,851	(35,213)		252,638
Convertible subordinated notes	709,849	—		709,849
Other long-term liabilities	49,793	(3,855	)(1)	45,938

Total liabilities	1,047,493	(39,068)		1,008,425
Shareholders’ equity:
Preferred and junior preferred stock	—	—		—
Common stock	257,998	—		257,998
Additional paid-in capital	3,156,230	—		3,156,230
Accumulated deficit	(1,971,401)	(212,573	)(1)	(2,033,974)
		150,000	(3)
Accumulated other comprehensive loss	(27,226)	386	(1)	(26,840)
Unearned compensation	(5,194)	209	(1)	(4,985)

Total shareholders’ equity	1,410,407	(61,978)		1,348,429

Total liabilities and shareholders’ equity	$2,457,900	$(101,046)		$2,356,854

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Conexant Systems, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Six Months Ended March 31, 2002
(in thousands, except per share amounts)

	Historical	Pro forma	Pro forma
	Conexant	adjustments(4)	Conexant

Net revenues	$470,550	$(180,689)	$289,861
Cost of goods sold	319,468	(135,975)	183,493

Gross margin	151,082	(44,714)	106,368

Operating expenses:
Research and development	226,483	(63,801)	162,682
Selling, general and administrative	109,662	(22,002)	87,660
Amortization of intangible assets	179,702	(8,240)	171,462
Special charges	22,384	(65)	22,319

Total operating expenses	538,231	(94,108)	444,123

Operating loss	(387,149)	49,394	(337,755)
Other expense, net	(15,919)	(59)	(15,978)

Loss before income taxes	(403,068)	49,335	(353,733)
Provision (benefit) for income taxes	2,124	(4,270)	(2,146)

Net loss	$(405,192)	$53,605	$(351,587)

Net loss per share, basic and diluted	$(1.59)		$(1.38)

Number of shares used in per share computation	255,249		255,249

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Conexant Systems, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended September 30, 2001
(in thousands, except per share amounts)

	Historical	Pro forma	Pro forma
	Conexant	adjustments(4)	Conexant

Net revenues	$1,062,558	$(215,502)	$847,056
Cost of goods sold	1,020,303	(268,749)	751,554

Gross margin	42,255	53,247	95,502

Operating expenses:
Research and development	482,995	(111,053)	371,942
Selling, general and administrative	302,075	(51,267)	250,808
Amortization of intangible assets	340,664	(15,859)	324,805
Special charges	478,492	(88,876)	389,616

Total operating expenses	1,604,226	(267,055)	1,337,171

Operating loss	(1,561,971)	320,302	(1,241,669)
Debt conversion costs	(42,584)	—	(42,584)
Other income, net	599	(210)	389

Loss before income taxes	(1,603,956)	320,092	(1,283,864)
Income tax benefit	(151,338)	45,028	(106,310)

Loss before extraordinary item	$(1,452,618)	$275,064	$(1,177,554)

Loss before extraordinary item per share, basic and diluted	$(5.94)		$(4.81)

Number of shares used in per share computation	244,711		244,711

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Conexant Systems, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended September 30, 2000
(in thousands, except per share amounts)

	Historical	Pro forma	Pro forma
	Conexant	adjustments (4)	Conexant

Net revenues	$2,103,599	$(312,983)	$1,790,616

Cost of goods sold	1,133,647	(207,450)	926,197

Gross margin	969,952	(105,533)	864,419

Operating expenses:

Research and development	414,471	(91,616)	322,855

Selling, general and administrative	289,411	(52,422)	236,989

Amortization of intangible assets	160,154	(5,475)	154,679

Purchased in-process research and development	215,710	(24,362)	191,348

Total operating expenses	1,079,746	(173,875)	905,871

Operating loss	(109,794)	68,342	(41,452)

Special charges—litigation	(35,000)	—	(35,000)

Other income, net	6,471	(142)	6,329

Loss before income taxes	(138,323)	68,200	(70,123)

Provision for income taxes	52,604	10,432	63,036

Net loss	$(190,927)	$57,768	$(133,159)

Net loss per share, basic and diluted	$(0.90)		$(0.63)

Number of shares used in per share computation	211,840		211,840

         See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Conexant Systems, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended September 30, 1999
(in thousands, except per share amounts)

	Historical	Pro forma	Pro forma
	Conexant	adjustments (4)	Conexant

Net revenues	$1,444,114	$(176,015)	$1,268,099

Cost of goods sold	863,252	(96,699)	766,553

Gross margin	580,862	(79,316)	501,546

Operating expenses:

Research and development	310,042	(66,457)	243,585

Selling, general and administrative	227,729	(27,202)	200,527

Amortization of intangible assets	8,364	—	8,364

Special charges	37,906	(1,432)	36,474

Total operating expenses	584,041	(95,091)	488,950

Operating income (loss)	(3,179)	15,775	12,596

Other income, net	5,935	54	5,989

Income before income taxes	2,756	15,829	18,585

Provision (benefit) for income taxes	(10,173)	15,748	5,575

Net income	$12,929	$81	$13,010

Net income per share:

Basic	$0.07		$0.07

Diluted	$0.06		$0.06

Number of shares used in per share computation:

Basic	192,551		192,551

Diluted	203,484		203,484

         See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Pro forma adjustments for the unaudited pro forma condensed consolidated financial information are as follows:

(1)  Reflects Conexant’s contribution of the assets and liabilities of its wireless communications business (other than certain assets and liabilities) to its wholly-owned subsidiary Washington, the sale of the Mexicali operations and the distribution of outstanding shares of Washington to Conexant’s shareholders.

(2)  Reflects the reclassification of certain assets and liabilities of the wireless communications business retained by Conexant as assets and liabilities of discontinued operations.

(3)  Reflects the receipt of short-term promissory notes for $150 million from Skyworks (as consideration for the purchase of the Mexicali operations) as a return of capital to Conexant.

(4)  Reflects the historical results of operations of the wireless communications business contributed to Washington and the Mexicali operations. Such historical results of operations include allocations of certain operating expenses, determined on bases which management considers to be reasonable reflections of the utilization of services provided to, or the benefit received by, the wireless communications business and the Mexicali operations. Income taxes have been calculated by reference to the statutory tax rate, adjusted for the effect of permanent differences and operating losses for which no tax benefits were recognized.